Exhibit 99.2

#1 Wealth and Health Group in Greater Bay Area, China INVESTOR PRESENTATION Q2 2023 Financial Results August 2023

2 Disclaimer and Confidentiality About This Presentation In this presentation, the “Group”, “we”, “us” and “our” mean AGBA Group Holding Limited (the “Group” or “AGBA”) and its subsidiaries . All amounts are in U . S . dollars unless otherwise indicated . The information contained herein does not purport to contain all of the information about the Group or AGBA . AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Forward Looking Statements This presentation contains forward - looking statements with respect to the Group . These forward - looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward - looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein . Forward - looking statements are not guarantees of performance . These forward - looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations . Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward - looking statements . Information contained in forward - looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances . These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business . The forward - looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter . The Group disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Undue reliance should not be placed on forward - looking statements . The forward - looking statements contained in this presentation are expressly qualified by this cautionary statement . This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part . The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed . This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates . This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Group’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Group believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group’s financial condition and results of operations . The Group believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group’s financial measures with other similar companies . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non - GAAP financial measures . Industry and Market Data In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third - party sources which they believe to be reliable . AGBA has not independently verified the accuracy or completeness of any such third - party information . Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above . This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company . 2

We Are a One-Stop Financial Supermarket....

AGBA Group

Operating Track Record	30 Years
Major Shareholder	Mr. Richard Tsai
Workforce	2,600
Products	Insurance: 700+ Investment: 1,800+

Product Vendors (100+ in total)

AIA, Allianz, Amundi Asset Management, AXA, BlackRock, 中銀人壽 BOC LIFE, CHUBB, Cigna, Fidelity International, Franklin Templeton Investments, Fubon Life 富邦人壽, FTLife, FWD Insurance, 滙豐保險 HSBC Life, Invesco, J.P.Morgan, Manulife, MetLife, Schroders, Sun Life, 惠理集團 Value Partners Group, ZURICH

1st[(1)]

Largest Independent Financial Advisor in Hong Kong

~1,600	~200,000	~US$160m
financial advisors	customers	projected normalized revenue

3rd[(1)]

Largest Healthcare Brand in Hong Kong

~800	~1,200	~300,000
affiliated clinics	doctors and specialists	corporate and Individual customers

(1) Source: various internal and external studies

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▪ Revenue Growth – Q2 2023 revenue approximately 3.3x Q2 2022. ▪ HSBC Life Partnership – launch of first - in - market innovative life insurance product. ▪ Macro Challenges – Hong Kong is recovering from lifting of all COVID restrictions in early March, but impacted by global slowdown and PRC faltering recovery. ▪ Investor Engagement – continue to engage and provide extensive information materials. ▪ H2 Outlook – cost saving initiatives starting to bear fruit, continued rebound in demand and revenue. 2023 Q2 Key Highlights 4

Q2 Revenue Growth


Second Quarter Revenue (US$ in Mn)
US$ 20.0
US$ 15.0
US$ 10.0
US$ 5.0
- - -
+325%
US$ 4.1
US$ 17.4
Q2 2022
Q2 2023


First Half Revenue (US$ in Mn)
US$ 30.0
US$ 25.0
US$ 20.0
US$ 15.0
US$ 10.0
US$ 5.0
- - -
+361%
US$ 6.2
US$ 28.4
1H 2022
1H 2023

- Continued strong growth compared to last year (Q2-to-Q2 = 325%, 1H-to-1H = 361%) as well as compared to the first quarter of the year (+57%).
- AGBA is a market leader in the sale of ILAS products (Investment Linked Assurance Scheme, a long-term insurance policy which provides both life insurance protection and investment options), as evidenced by a ground-breaking partnership with HSBC Life, introducing a first-to-market ILAS product in July 2023.
- Continued growth in inbound tourism as well as domestic demand drove growth during the first half of 2023, which we expect to continue and accelerate in the second half of the year.
- Revenue growth coupled with expense control supporting narrowing losses Q-on-Q.

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Slow - down in HK GDP Growth ▪ After strong bounce in Q1 2023, Hong Kong GDP increased by only 1.5% in real terms in Q2 2023 (compared to Q2 2022). Driven by Global Slowdown ▪ Slow global economic growth and faltering PRC recovery. ▪ Weak external demand continues to drive down Hong Kong exports. Despite Challenges in Hong Kong’s Post - COVID Recovery, AGBA is squarely on a strong growth path 6

Hong Kong recovery is still ongoing, but post - reopening “easy recovery” was short - lived. Inbound tourism and private consumption are major drivers of economic growth for the rest of the year, as retail sales are still below pre - COVID levels. Ongoing recovery driven by improvements in transportation and handling capacity, allowing visitor arrivals to increase further. Additional boosts 2H growth are improving labour market conditions and government measures to support ongoing economic recovery. 2H Rebound is Still Expected 7

Key Initiatives in Q2

Distribute HSBC New ILAS Plan ▪ HSBC Life is the leading life insurer in Hong Kong. ▪ OnePlatform authorized to distribute HSBC Life’s first - in - market new investment - linked insurance plan. ▪ Working with HSBC Life to be the sole independent distributor of their flagship plan demonstrates AGBA’s commitment to providing best value to its customers. ▪ Looking to broaden relationship with HSBC Life in the coming years. Life Insurance: Strategic Partnership with HSBC Life 9 x

We continuously enhance our product selection on our shelf to align with our clients' investment goals . This expansion includes a diverse range of fund choices, encompassing money market instruments, bond funds, equity funds, and more . Asset Management: Launched Eight New SFC Authorized Funds 10

▪ 14 + New general insurance product providers, substantially widening general insurance product range . ▪ Launch of OneGI , a digital sales platform for general insurance products . Comprehensive functionality includes product comparison, straight - through purchase and quotation capabilities, as well advanced management information modules . Technology: New Providers and System Launch 11

We organize a series of seminars and small group training sessions tailored to our distributors and partners . These events provides valuable insights into the latest product innovations and submission procedures, aiming to propel our distributors to new heights of success . Vendor Engagement: Staying in Close Contact with our Distributors and Partners 12

Announcements made during Q 2 2023 emphasize AGBA's continuous commitment to transparency and dedication in providing valuable resources to investors . These materials, including detailed financial reports, management team discussions, and investment thesis, offer essential insights into AGBA's operations and showcase its substantial growth potential . Corporate Governance: Ongoing Comprehensive Disclosures 13

We consistently engage with our investors, customers, and the general public through impactful and highly successful traditional media and social media campaigns. Q2 Investor Engagement Update 14

With our comprehensive marketing and promotion strategies in place, we have not only earned industry - renowned awards but also successfully engaged with the media . We have also cultivated esteemed thought leaders who possess profound expertise in the industry, allowing them to take the lead and shape the market with their invaluable insights . Q2 Marketing and Promotion Update 15

▪ As a listed company, we are devoted to giving back to the community, actively participating in a range of Environmental, Social, and Governance (ESG) and Corporate Social Responsibility (CSR) activities to create a positive impact and contribute to society . Activities such as WWF Flag Day, World Health Day, Gift Pack Donation, Earth Hour etc . ▪ Our commitment extends to the well - being of our employees . AGBA has once again received recognition from Happy Company, receiving their prestigious award for the fourth consecutive year! Q2 Corporate Social and Responsibility Update 16

Outlook for 2023

Forward - Looking Plans #1 Focus: Execution 1. Continue to participate in Hong Kong rebound, especially during 2H 2023 and beyond. 2. Continue implementing cost saving initiatives. 3. Further integrate our Wealth and Health businesses. 4. Expand further into Greater Bay Area and S.E. Asia. 5. Make strategic investments / acquisitions in FinTech and distribution. 18

THANK YOU For further information, please visit www.agba.com/ir agbagroup Investor Relation Enquires: ir@agba.com +852 5529 4500

Q2 Breakdown by Core Business Total Healthcare Business FinTech Business Platform Business Distribution Business US$ 17,370,933 - - - - - - US$ 1,365,325 US$ 16,005,608 Q2 2023 Revenue US$ 4,089,672 - - - - - - US$ 1,715,774 US$ 2,373,898 Q2 2022 Revenue 325% - - - - - - (20)% 574% Change % - Vs Last Year Revenue 1H 2023 US$ 25,693,427 US$ 2,751,186 - - - - - - US$ 28,444,613 Revenue US$ 2,553,829 US$ 3,612,166 - - - - - - US$ 6,165,995 1H 2022 Revenue 20 361% - - - - - - (24)% 906% Change % - Vs Last Year Revenue 57% - - - - - - (1)% 65% Change % - Q - to - Q Revenue

Current Enterprise Value - Update Enterprise Value / Revenue multiple of 0.5x based on Company estimate of full year 2023 revenue. 21